土地租赁合同

甲方：徐水县大因镇伍级村委会党支部

乙方：河北省保定市东方造纸有限公司

经徐水县大因镇伍级村委会党支部与河北省保定市东方造纸有限公司双方协商同意，徐水县大因镇伍级村委会党支部将本村的闲散土地200亩，租给河北省保定市东方造纸有限公司使用，具体条款如下：

一、 租赁期限

自2002年1月1日至2031年12月31日，共30年，到期后如乙方需继续使用，双方协商另行签订土地租赁合同。

二、 在合同约定期限内参照土地流转程序，土地使用权归乙方。

三、 租金和计算方式

乙方按年付给甲方租金，每年12万元，共计人民币360万元。

四、 租金的交付方式和期限

每年的租金在当年的7月份前一次性交清.

五、 违约责任

1、本合同履行期内，如甲方违约给乙方造成经济损失应给予加倍赔偿，乙方违约也应承担相应的经济责任，而乙方在合同期内不是国家政策性的变动也无权终止合同。

2、乙方因国家政策变动，公司亏损倒闭，本合同可终止，但乙方必须基本恢复地貌交付使用。

3、乙方要按合同规定，按时足额交付土地使用补偿费，如违约甲方有权终止合同。

六、 本合同一式两份，甲、乙双方各持一份。

甲方：徐水县大因镇伍级村委会党支部　　乙方：河北省保定市东方造纸有限公司

李有民 2002年1月2日　　2002年1月2日

孔贺营 李建书